Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Summary of reconciliation of federal statutory income tax rate and effective income tax rate
Federal statutory income tax rate	35.00%	35.00%
State taxes net of federal benefit
Gross, Total	35.00%	35.00%
Permanent differences	(1.71%)	0.61%
Change in valuation allowance on net deferred tax asset	(33.29%)	(35.61%)
Effective income tax rate	0.00%	0.00%